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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported): MAY 1, 2003



                               POLYONE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



           OHIO                          1-16091                   34-1730488
  (State or Other Jurisdiction         (Commission                (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


 SUITE 36-5000, 200 PUBLIC SQUARE, CLEVELAND, OHIO                44114-2304
(Address of Principal Executive Offices)                          (Zip Code)

 Registrant's telephone number, including area code:  (216) 589-4000



                                 Not Applicable
                             ---------------------
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

     On May 1, 2003, PolyOne Corporation (the "Company") announced that it had agreed to sell $300 million of its Senior Notes in a transaction exempt from the registration requirements of the Securities Act of 1933. Pursuant to Rule 135c of the Securities Act, the Company is filing herewith the press release issued May 1, 2003 as Exhibit 99.1 hereto.

     The Senior Notes to be offered will not be and have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)      Exhibits.

       Exhibit
       Number        Description
       -------       -----------
       99.1          Press Release, dated May 1, 2003




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             POLYONE CORPORATION



                                             By: /s/ Richard E. Hahn
                                                 -------------------------
                                                 Name:  Richard E. Hahn
                                                 Title: Assistant Secretary

Date:  May 2, 2003